Acquisition of Entities under Common Control	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Acquisition of Entities under Common Control
3.	Acquisition of Entities under Common Control

On December 18, 2015, the Company acquired from Teekay Offshore Partners L.P. (or TOO), which is an entity controlled by Teekay, two conventional oil tankers (the SPT Explorer and the Navigator Spirit), associated working capital and debt facilities, for an aggregate price of $39.0 million, including working capital of approximately $8.6 million and net of outstanding debt of approximately $49.6 million (or the 2015 Acquired Business). Of this net amount, $30.4 million was paid on closing of the transaction in December 2015 and the remaining $8.6 million was paid in the first quarter of 2016. As part of this acquisition of Entities under Common Control, Teekay paid the Company $2.9 million to terminate the existing time-charters for the SPT Explorer and Navigator Spirit. Subsequent to the acquisition, Teekay entered into a contract with the Company to guarantee commitments under the existing credit facilities related to the two vessels for a payment of $1.5 million.

Assets and liabilities of the vessels we acquired from Teekay Offshore are reflected on our balance sheet at Teekay Offshore’s historical carrying values. The net purchase price of $39.0 million over Teekay Offshore’s historical net carrying value of the assets acquired and debt assumed of $25.0 million has been accounted for as a $14.0 million return of capital to Teekay.

All periods prior to the acquisition of these vessels from Teekay Offshore have been retroactively adjusted to include the results of these vessels, as is required for a reorganization of entities under common control. All intercorporate transactions relating to these vessels between us and Teekay that occurred prior to the vessels’ acquisition by us have been eliminated upon consolidation.

The effect of adjusting the Company’s consolidated financial statements to account for these common control exchanges increased the Company’s net income (loss) for the years ended December 31, 2015, 2014, and 2013 by $2.7 million, $3.4 million and $5.4 million, respectively. The adjustments for the Entities under Common Control increased the Company’s revenues for the year ended December 31, 2015, 2014 and 2013 by $9.8 million, $14.4 million and $9.9 million, respectively.

In the preparation of these consolidated financial statements, shore-based costs for commercial management services (voyage expenses), ship management services (vessel operating expenses) and corporate/administrative services (general and administrative) were not identifiable as relating solely to the each specific vessel. Costs for commercial management services were allocated based on the rates charged by Teekay to third parties to provide such services. Costs for ship management services were allocated based on internal estimates of the cost to provide this function. Costs for corporate/administrative services were allocated based on the actual per day costs incurred for the Company’s other conventional tankers. Management believes these allocations reasonably present the interest expense and the general and administrative expenses of the Entities under Common Control.